Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Jamie G. House, President of SmithGraham Institutional Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 27, 2003	By:	/s/ JAMIE G. HOUSE
Jamie G. House, President (principal executive officer)

I, Kevin Lunday, Assistant Vice President & Treasurer of SmithGraham Institutional Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 27, 2003	By:	/s/ KEVIN LUNDAY
Kevin Lunday, Assistant Vice President & Treasurer (principal financial officer)